GMO TRUST

Amended and Restated Supplement dated December 17, 2024,

to the GMO Trust Statement of Additional Information dated June 30, 2024 (“SAI”)

Legal Proceedings

The section captioned “LEGAL PROCEEDINGS AND OTHER MATTERS” on page 114 of the SAI is deleted and replaced with the following:

LEGAL PROCEEDINGS AND OTHER MATTERS

Indian regulators have alleged in 2002 that Emerging Markets Fund violated some conditions under which it was granted permission to operate in India and have restricted some of Emerging Markets Fund’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of Emerging Markets Fund, a portion of the assets are not permitted to be withdrawn from the Fund’s local custodial account located in India. The amount of restricted assets was INR 262,800,000 (equivalent to $3,169,463) as of February 29, 2024. Any costs in respect of this matter will be borne by Emerging Markets Fund.

International Equity Fund, International Growth Equity Fund (which liquidated in 2014) and International Opportunistic Value Fund have each filed appeals for judicial review against the Tribunal Económico-Administrativo Regional de Madrid (a department of the Spanish Ministry of Finance); certain of the claims for International Equity Fund and International Opportunistic Value Fund have been appealed to the Tribunal Supremo (the Supreme Court of Spain). Alpha Only Fund (which liquidated in 2020), Foreign Fund (which liquidated in 2017), Foreign Small Companies Fund (which liquidated in 2019), Implementation Fund, International Equity Fund, International Growth Equity Fund (which liquidated in 2014), International Large/Mid Cap Equity Fund (which liquidated in 2018), Resources Fund and International Opportunistic Value Fund have each filed appeals for judicial review against the Tribunal Económico-Administrativo Central (a department of the Spanish Ministry of Finance). These proceedings relate to these Funds’ continued pursuit of Spanish E.U. Taxes (previously defined in “Taxes—Non-U.S. Taxes”). Positive decisions in respect of certain claims were issued and certain Funds have received payment. All costs in respect of these matters are being borne by these Funds.

See also “Taxes—Non-U.S. Taxes” for additional information regarding E.U. Taxes and E.U. Refunds.

“GMO,” the GMO logo, “Benchmark-Free”, and “Usonian” are service marks of Grantham, Mayo, Van Otterloo & Co. LLC. All rights reserved.

GMO is not offering or placing interests in the Funds to or with or otherwise promoting the Funds to any natural or legal persons domiciled or with a registered office in any European Economic Area (“EEA”) Member State where the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) is in force and effect. GMO, in its discretion, may accept any such investor into a Fund, but only if it is satisfied that, by accepting such investor, it would not be in breach of any law, rule, regulation or other legislative or administrative measure in or otherwise applicable to the relevant EEA Member State and such investor is otherwise eligible under the laws of such EEA Member State to invest in the Fund. None of the Funds, GMO, their respective affiliates, or any natural or legal person acting on their behalf have been registered with, have been approved by, or have made a notification to any EEA Member State, European Union, or other regulatory, governmental, or similar body with respect to the Funds, and no such body has approved, endorsed, reviewed, acquiesced, or taken any similar action with respect to any offering, marketing, or other promotional materials relating to the Funds.

Management of the Trust

Donald Glazer is no longer a Trustee of the Trust. All references to Mr. Glazer are removed from the SAI.

Paul Braverman is Chairman of the Board of Trustees and a member of the Pricing Committee, and Peter Tufano is a member and Chairman of the Governance Committee. All relevant sections of the SAI are updated to reflect the foregoing.